UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 2, 2008

                                -----------------

                          TEMECULA VALLEY BANCORP INC.
             (Exact name of Registrant as specified in its charter)

           California                                       46-0476193
        (State or other            (Commission           (I.R.S. Employer
 jurisdiction of incorporation)    File Number)        Identification Number)

                   27710 Jefferson Avenue
                         Suite A100
                    Temecula, California                      92590
          (Address of principal executive offices)          (Zip code)

       Registrant's telephone number, including area code: (951) 694-9940

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01 - Entry into Material Definitive Agreement.

       On April 2, 2008, the Board of Directors of Temecula Valley Bank ("Bank"), the principal subsidiary of Temecula Valley Bancorp Inc., upon the recommendation of its Executive Officer Compensation Committee, approved changes in executive officer compensation and responsibilities. These changes are described in the attached exhibit.


Item 1.02 - Termination of Material Definitive Agreement.

       On April 7, 2008, the employment agreement of William McGaughey, Senior Executive Vice President/Treasurer/Director of Capital Markets terminated due to the termination by Mr. McGaughey of his employment with our bank.


Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

       On April 2, 2008, the Board of Directors of our Bank, upon the recommendation of its Executive Officer Compensation Committee, approved the reassignment of one officer. These changes are described in the attached exhibit.


Item 9.01 - Financial Statements and Exhibits.

       (a)     Financial Statements of Businesses Acquired. Not applicable.

       (b)     Pro Forma Financial Information. Not applicable.

       (c)     Shell Company Transactions. Not applicable.

       (d)     Exhibits.

       Exhibit No.           Description
       -----------           -----------

       10.1                  Executive Officer Compensation and Responsibilities
       10.2                  Executive Officer Reappointment


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                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 TEMECULA VALLEY BANCORP INC.


Date: April 7, 2008                             By: /s/ STEPHEN H. WACKNITZ
                                                    ------------------------
                                                    Stephen H. Wacknitz
                                                    Chief Executive Officer and
                                                    President